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                                                                       Exhibit E
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         Form of Certificate of Designation of Class A Preferred Stock
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                          CERTIFICATE OF DESIGNATION
                                      OF
                      CLASS A CONVERTIBLE PREFERRED STOCK
                                      OF
                       SUNBURST HOSPITALITY CORPORATION

                        Pursuant to Section 151 of the
                       Delaware General Corporation Law

          We, [ ], President, and [ ], Secretary, of Sunburst Hospitality Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), certify that pursuant to the authority contained in Paragraph 4 of Article Third of the Corporation's Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted, on [ ], [ ], the following resolution creating a series of preferred stock of the Corporation designated as Class A Convertible Preferred Stock:

          RESOLVED, by the Board of Directors of Sunburst Hospitality Corporation, a Delaware corporation (the "Board of Directors"), that pursuant to Paragraph 4 of Article Third of the Restated Certificate of Incorporation of the Corporation, there be, and hereby is, established a new series of preferred stock of the Corporation, consisting of Seven Hundred Ninety Seven Thousand Four Hundred and Forty One (797,441) shares, par value $0.01 per share, designated "Class A Convertible Preferred Stock" and having the powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions on such preferences and/or rights as set forth as follows:

          Section 1.     Designation and Amount.  The series of preferred stock
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created by this resolution shall be designated "Class A Convertible Preferred
Stock" (the "Class A Convertible Preferred Stock") and the number of shares constituting the Class A Convertible Preferred Stock is Seven Hundred Ninety Seven Thousand Four Hundred and Forty One (797,441).

          Section 2.     Dividends.
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          General.  The holders of Class A Convertible Preferred Stock shall be
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entitled to receive, when and as declared on Class A Convertible Preferred Stock by the Board of Directors of the Corporation from funds legally available therefor, cash dividends at a rate equal

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to ten times the amount paid as a dividend per share to holders of common stock of the Corporation, par value $0.01 per share (the "Common Stock"), per share of Class A Convertible Preferred Stock. Such dividends shall be payable only when, as and if declared by the Board of Directors of the Corporation. No dividends may be paid or declared on or with respect to any other series of preferred stock or on or with respect to the Corporation's Common Stock prior to the declaration and payment of such a dividend on or with respect to the Class A Convertible Preferred Stock. Dividends shall be non-cumulative.

          Section 3.     Liquidation Rights.
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          (a)  Treatment at Liquidation, Dissolution or Winding Up.  In the
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event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class A Convertible Preferred Stock shall be entitled to receive $1.00 per share (pro rated for any fraction of a share) of Class A Convertible Stock, plus an amount equal to all accrued but unpaid dividends, if any, to the date fixed for the payment in liquidation, dissolution or winding up, before any distribution shall be made to the holders of any other junior securities, including Common Stock. After such payment shall have been made to the holders of the Class A Convertible Preferred Stock, subject to the preferences of any class or series of capital stock senior to the Common Stock of the Corporation, the remaining assets available for distribution shall be distributed to the holders of Common Stock and Class A convertible Preferred Stock, with each share of Class A convertible Preferred Stock receiving ten times the amount to be received per share of Common Stock.

          (b)  Treatment of Merger, Consolidation and Sales of Assets.  A
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consolidation or merger of the Corporation, or a sale of all or substantially all of the assets of the Corporation shall not be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

          (c)  Distribution Other Than Cash.  Whenever the distribution provided
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for in this Section 3, or any portion thereof, shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

          Section 4.     Voting Rights.  Each holder of a share of Class A
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Convertible Preferred Stock shall be entitled to ten votes for such share of
Class A Convertible Preferred Stock on each matter brought before a vote of stockholders of the Corporation. Except as may be required by law, the holders of Class A Convertible Preferred Stock shall vote together with the holders of Common Stock as a single class.

          5.   Conversion.
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          (a)  Optional Conversion.  The Class A Convertible Preferred Stock
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will be convertible at the option of the holder, into shares of Common Stock at any time, unless pre-

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viously repurchased, at a conversion rate of ten shares of Common Stock per one share of Class A Convertible Preferred Stock. The right of conversion attaching to shares of the Class A Convertible Preferred Stock may be exercised by the holder thereof by delivering the Class A Convertible Preferred Stock to be converted to the Company or a designated agent of the Company, accompanied by a duly signed and completed notice of conversion, if requested by the Company, in form reasonably satisfactory to the Company. The conversion date will be the date on which the Class A Convertible Preferred Stock and the duly signed and completed notice of conversion, if any, are so delivered. As promptly as practicable on or after the conversion date, the Company will issue and deliver or will cause to be delivered a certificate or certificates for the number of full shares of Common Stock issuable upon conversion. Such certificate or certificates will be delivered by the Company or its designated agent to the appropriate holder by mailing certificates evidencing the additional shares to the holders at their respective addresses set forth in the register of holders maintained by the Company or its designated agent.

          (b)  Mandatory Conversion.  Upon any termination of the
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Recapitalization Agreement dated as of September 20, 2000 between the
Corporation and Nova Finance Company LLC, each outstanding share of Class A Convertible Preferred Stock shall automatically convert into, and thereafter represent, ten shares of Common Stock as of the date and time of such termination.

          (c)  General.  All shares of Common Stock issuable upon conversion of
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the Class A Convertible Preferred Stock will be fully paid and nonassessable and will rank pari passu with the other shares of Common Stock outstanding from time to time. No payment or adjustment will be made for dividends or distributions with respect to shares of Common Stock issued upon conversion of Class A Convertible Preferred Stock. Holders of Common Stock issued upon conversion will not be entitled to receive any dividends payable to holders of Common Stock as of any record time before the close of business on the conversion date.

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          IN WITNESS WHEREOF, Sunburst Hospitality Corporation has caused this
Certificate of Designation to be signed by its duly authorized officer on this
[   ] day of [       ], [     ].


                                               ______________________________
                                               Name:
                                               Title:

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